SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 21, 2003



                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
           (Exact name of the registrant as specified in it's charter)


Delaware                            333-76246                    41-1808858

(State or other               (Commission File Number)        (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                     55437
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code         (952) 857-7000



Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July, 2003 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.





Master Serviced by Residential Funding Corporation

1995-1 RFM2 1996-RHS4 RFM2 1997-GMACM4 RFM2 1997-HI1 RFM2 1997-HI3 RFM2 1998-HI2
RFM2 1998-HI4 RFM2 1999-HI1 RFM2 1999-HI4 RFM2 1999-HI6 RFM2 1999-HI8 RFM2
1999-HS2 RFM2 1999-HS3 RFM2 1999-HS5 RFM2 1999-HS7 RFM2 2000-HI1 RFM2 2000-HI2
RFM2 2000-HI3 RFM2 2000-HI4 RFM2 2000-HI5 RFM2 2000-HS1 RFM2 2001-HI1 RFM2
2001-HI2 RFM2 2001-HI3 RFM2 2001-HI4 RFM2 2001-HS1 RFM2 2001-HS2 RFM2 2001-HS3
RFM2 2002-HI1 RFM2 2002-HI2 RFM2 2002-HI3 RFM2 2002-HI4 RFM2 2002-HI5 RFM2
2002-HS1 RFM2 2002-HS2 RFM2 2002-HS3 RFM2 2003-HI1 RFM2 2003-HI2 RFM2 2003-HS1
RFM2 2003-HS2 RFM2

Item 7.  Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


By:      /s/ Barbara Wendt
Name:    Barbara Wendt
Title:   Managing Director
Dated:   July 21, 2003

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